EXHIBIT 10.3
                                                 ------------

                     STEEL TECHNOLOGIES INC.
                     1995 STOCK OPTION PLAN


     1. PURPOSE. The name of this plan is the Steel Technologies Inc. 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to further the best interests of Steel Technologies Inc. (the "Company") by encouraging its key employees and key employees of its Subsidiaries (as hereinafter defined) and Related Entities (as hereinafter defined) to remain as employees and by providing them with additional incentive for unusual industry and efficiency by offering them an opportunity to acquire a proprietary stake in the Company and its future growth through compensation that is determined by reference to the increase in value of the Company's stock.

     2.   DEFINITIONS.

     As used in this Plan, the following terms shall have the meanings set forth below:

     (a) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (b) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company, or any other committee the Board of Directors may subsequently appoint to administer the Plan. The Committee shall be composed of not less than three directors, each of whom is a Disinterested Person.

     (c) "Disabled" or "Disability" shall have the meaning assigned thereto in section 22(e)(3) of the Code.

     (d) "Disinterested Person" shall mean any person who is not, and has not within the prior one year been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any of its affiliates. For purposes of this definition, the terms contained herein shall have the same meaning as they have in Rule 16b-3(d)(3) promulgated under the Securities Exchange Act of 1934.

     (e) "Eligible Employee" shall mean an employee of the Company or any Subsidiary or Related Entity as described in
Section 5 hereof.

     (f) "Fair Market Value" shall mean, as of any given date, with respect to any stock options granted hereunder, the mean of the high and low trading price of the stock on such date as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is admitted to trade on a national securities exchange, on such exchange; provided, however, that if any such quotation system or exchange is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately preceding such day on which such exchange or quotation system was open for trading.

     (g) "Incentive Stock Option" shall mean any stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

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     (h)  "Nonqualified Stock Option" means any stock option
granted under the Plan that is not designated as an Incentive
Stock Option.

     (i)  "Parent" shall have the meaning assigned thereto in
section 424 of the Code and the regulations promulgated thereunder.

     (j) "Participant" shall mean any Eligible Employee selected by the Committee to receive a Stock Option under the Plan.

     (k) "Related Entity" shall mean any corporation, partnership, joint venture, or other entity, domestic or foreign, other than a Subsidiary, in which the Company owns, directly or indirectly, at least a 20% equity interest. A "Related Entity" shall include any entity which becomes a Related Entity after the date of adoption of this Plan.

     (l) "Stock" shall mean the common stock, no par value, of the Company.

     (m) "Stock Option" shall mean any option to purchase shares of Stock granted pursuant to Section 6 of the Plan.

     (n) "Stock Ownership," whenever necessary to determine a person's stock ownership in the Company, its Parent or any Subsidiary, shall include stock actually owned and stock indirectly owned by application of the rules of attribution contained in section 424(d) of the Code.

     (o)  "Subsidiary" shall have the meaning assigned thereto in section 424 of the Code and the regulations promulgated thereunder. A "Subsidiary" shall include any entity which becomes a Subsidiary after the date of adoption of this Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee.

     The Company, by action of the Committee, and subject to other provisions and limitations of this Plan, may from time to time grant Stock Options to such Eligible Employees as the Committee may in its sole discretion determine, for such number of shares of the Company's Stock and on such terms and conditions as the Committee may determine in its sole discretion.

     The Committee may make, publish, amend, and rescind such rules and practices as it may in its sole discretion deem necessary or helpful to the administration of the Plan and the issuance and exercise of Stock Options pursuant to the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan and as to the terms and conditions of any Stock Option (and any agreements relating thereto) shall be final and binding on all persons, including the Company and the Participants.

      4. OPTION SHARES. The aggregate maximum number of shares of Stock reserved and available for issuance under this Plan shall be four hundred thousand (400,000). However, the number of shares that may be issued under this Plan may be increased by action of the Board of Directors of the Company (the "Board") but only when such increase is merely to prevent the enlargement or dilution of rights that would occur were the adjustment not made, such as in the case of a change in capitalization of the Company by way of a stock dividend or stock split. Any shares of Stock subject to an option

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granted under this Plan that terminates, is cancelled, or expires unexercised for any reason may again be available for option grants.

     5. EMPLOYEES ELIGIBLE TO PARTICIPATE IN THE PLAN. All salaried employees of the Company, its Parent, if any, its Subsidiaries and its Related Entities shall be eligible to receive Stock Options pursuant to this Plan. (Such employees shall hereinafter be referred to as "Eligible Employees.") The Participants under the Plan shall be selected, from time to time, by the Committee, in its sole discretion, from among those Eligible Employees.

     6.   STOCK OPTIONS.

     (a) FORM. The Stock Options granted pursuant to this Plan shall be in such form as the Committee may from time to time approve. Each grant of a Stock Option pursuant to this Plan shall be made in writing upon such terms and conditions as may be determined by the Committee at the time of grant, subject to the terms, conditions, and limitations set forth in this Plan. The grant of an option shall be evidenced by written notice executed by the Secretary of the Company.

     (b) NATURE OF OPTIONS. The Committee shall have the authority to grant any Participant either Incentive Stock Options or Nonqualified Stock Options, or both. Whether an option is to be an Incentive Stock Option or a Nonqualified Stock Option shall be determined by the Committee in its sole discretion. Each option that the Committee intends to constitute an Incentive Stock Option shall be specifically designated as such and each option that is not intended to constitute an Incentive Stock Option shall specifically state "This option is not an incentive stock option." If any option is issued without a specific designation, it shall be deemed to constitute a Nonqualified Stock Option. The Committee may, however, specifically provide that a Stock Option shall constitute an Incentive Stock Option to the extent of its exercise as to any particular number of shares and a Nonqualified Stock Option to the extent of the remainder of the shares, provided the Committee specifically provides that the Stock Option shall be deemed an Incentive Stock Option to the extent of the first shares exercised up to the number of shares as to which the option is intended to constitute an Incentive Stock Option, and that the option shall be considered a Nonqualified Stock Option as to the remainder of the shares as to which it is exercised.

     (c) EXERCISE PRICE. The Stock Options granted pursuant to this Plan shall provide a specified price at which the shares subject to the option may be purchased (hereinafter called the "Exercise Price"). If any Stock Option issued pursuant to this Plan is designated as an Incentive Stock Option, the Exercise Price for each share of Stock subject to the Incentive Stock Option shall, except as hereinafter provided, be an amount at least equal to the Fair Market Value of one share of Stock of the Company as of the date of grant of the Incentive Stock Option. Notwithstanding the above, in the event that on the date of grant of the Incentive Stock Option, an Eligible Employee owns stock (taking into account all classes of stock which are then outstanding) in the Company which possesses more than 10% of the total combined voting power of all classes of stock of the Company or owns stock of a Parent or a Subsidiary of the Company which possesses more than 10% of the total combined voting power of all classes of stock of the Company's Parent or its Subsidiary, the Exercise Price for each share of Stock subject to the Incentive Stock Option (to the extent required by the Code at the time of grant) shall be an amount equal to at least 110% of the Fair Market Value of one share of Stock of the Company as determined as of the date of grant of the Incentive Stock Option. (For purposes of this paragraph, the rules of attribution contained in section 424(d) of the Code (relating to the attribution of Stock Ownership) shall be applied to determine Stock Ownership.)

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     (d)  EXERCISE PERIOD.  Each Stock Option by its terms shall provide the period during which it is exercisable, provided, however, no Stock Option shall be exercisable until the expiration of at least one year from the date the Stock Option is granted. Each Stock Option granted under this Plan shall provide an expiration date which date shall be set by the Committee but in no event shall the expiration date of any Stock Option that is designated an Incentive Stock Option be a date later than ten years from the date of grant of the Incentive Stock Option or, if the grantee of the Incentive Stock Option, at the time of grant, owns stock (taking into account all classes of stock then outstanding) possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the expiration date of each such Incentive Stock Option (to the extent required by the Code at the time of grant) shall not be more than five years from the date of grant. (For purposes of this paragraph, the rules of attribution contained in section 424(d) of the Code (relating to the attribution of Stock Ownership) shall be applied to determine Stock Ownership.) Each Incentive Stock Option issued under this Plan shall provide for expiration within three months after the termination of the Eligible Employee's employment with the Company due to retirement. Each Incentive Stock Option issued pursuant to this Plan may provide that it shall be exercisable within one year after termination of employment if the employee is Disabled. Further, each Incentive Stock Option issued pursuant to this Plan may provide that in the case of termination of employment by reason of the employee's death, the Incentive Stock Option may be exercised by the employee's estate or other person who receives the option by bequest or the laws of descent and distribution for a period of twelve months after the employee's death. In no event shall the exercise period be extended beyond the time which the employee would have been required to exercise the Incentive Stock Option had he not become disabled or died. The Committee shall, except as specifically restricted herein, in its own discretion, determine the term of Nonqualified Stock Options that are issued pursuant to this Plan and the circumstances in which such Nonqualified Stock Options shall be exercisable beyond the termination, disability or death of the Eligible Employee; provided, that if the Nonqualified Stock Option does not specifically state when it may be exercised after the termination of the grantee's employment, death or disability, the option shall be governed by the provisions stated above for Incentive Stock Options. Except as otherwise provided in this Section 6 or Section 14 of the Plan, or as determined by the Committee in its sole discretion, if a Participant's employment with the Company, any Subsidiary or any Related Entity terminates (including termination for cause, voluntary resignation or other termination under mutually agreeable circumstances), all Stock Options held by the Participant will terminate immediately upon the effective date and time of the Participant's termination of employment.

     (e) TRANSFERABILITY OF OPTIONS. Each Stock Option granted under this Plan shall provide that such option shall be exercisable during the grantee's lifetime only by the grantee and that such option shall not be transferable by the grantee other than by will or the laws of descent and distribution. Stock Options granted pursuant to this Plan may, but need not, provide for exercise by the Participant's estate or other person who obtains the right to exercise the option by bequest or pursuant to the laws of descent and distribution.

     (f) METHOD OF EXERCISE. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail at the Company's principal executive office, specifying the number of shares of Stock with respect to which the option is being exercised, accompanied by payment in full of the Exercise Price. Each Stock Option shall provide that payment of the Exercise Price may be made in cash or, if the owner of the Stock Option and the Committee agree in advance, in a number of shares of Stock of the Company having an aggregate Fair Market Value (as of the date of exercise of the option) equal to the Exercise Price. Each Stock Option shall provide that the Exercise Price shall be payable

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upon or before the issuance of the Stock of the Company to be received pursuant to the exercise of the Stock Option.

     (g) STATEMENT AS TO WITHHOLDING OF FEDERAL INCOME OR OTHER TAXES. Each option granted pursuant to this Plan shall contain a statement to the effect that if the exercise of the option is an event that would give rise to a federal income tax deduction to the Company (or its Parent or any Subsidiary or Related Entity), but only if the Company (or its Parent or a Subsidiary or Related Entity) at the time of exercise or such other required time withholds federal income or other taxes from the Eligible Employee, then the Company shall have the right to withhold from the Eligible Employee, from the sources and in the manner required, such amounts as may be required to entitle the Company, its Parent or a Subsidiary or Related Entity to the deduction.

     (h) EXERCISE OF INCENTIVE STOCK OPTIONS. No stock option that is designated an Incentive Stock Option shall be issued pursuant to terms under which the right to exercise the Incentive Stock Option is affected by the exercise of another stock option or the right to exercise another stock option is affected by exercise of the Incentive Stock Option.

     (i) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. The Committee shall not grant to any Eligible Employee any Incentive Stock Options (or any further Incentive Stock Options) if the grant of the Incentive Stock Option would cause the Employee to own Incentive Stock Options which are first exercisable in any one year as to more than $100,000 in Fair Market Value of Stock of the Company, its Parent and its Subsidiaries as of the date of grant of the Incentive Stock Option.

     7. TERMINATION OF EMPLOYMENT. The employment of an Eligible Employee by the Company shall not be deemed to have terminated for purposes of this Plan if the Eligible Employee is transferred to and becomes an employee of a Subsidiary or Parent of the Company or an employee of a Related Entity. Further, the Eligible Employee's employment by the Company shall not be considered terminated if he becomes an employee of another corporation (the "Other Company") which assumes the Stock Options issued pursuant to this Plan or issues its own stock option in substitution of an option issued under this Plan in a transaction to which section 424(a) of the Code applies, provided he becomes an employee of the Other Company, its Subsidiary or its Parent at the time of the transaction. Absence on leave, whether paid or unpaid, approved by the management of the Company shall not constitute the termination of employment for any purpose of this Plan, provided the leave does not exceed ninety (90) days. If the period of leave of absence exceeds ninety (90) days, the leave of absence shall be considered a termination of employment unless the employee's right to return is guaranteed by statute or contract. If the employee's right to return is not so guaranteed, the employee shall be considered to have terminated his employment, for purposes of this Plan, as of the end of the ninetieth (90th) day of such absence.

     8. REQUIREMENTS OF LAW. If any law, any regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Company or the exercising optionee to take any action with respect to the shares of Stock to be acquired upon exercise of an option, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of Stock shall be postponed until full compliance has been made with all such requirements of law or regulations. Further, if the Company shall so require at or before the time of the delivery of the shares with respect to which the exercise of an option has been made, the exercising optionee shall deliver to the Company his written statement that he intends to hold the shares so acquired by him on exercise of the option for investment only and not with a view to resale

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or other distribution thereof to the public.  Further, in the event the Company shall have determined that in compliance with the Securities Act of 1933 or other applicable statute or regulation, it is necessary to register any of the shares of Stock with respect to which the exercise of an option has been made, or qualify such shares for exemption from any requirements of the Securities Act of 1933 or other applicable statutes or regulations, then the Company shall take such action at its own expense, but not until such action has been completed shall the option shares be delivered to the exercising optionee Further, in the event at the time of exercise of the option the shares of Stock of the Company shall be listed on any stock exchange, then if required to do so, the Company shall register the option shares with respect to which exercise is so made in accordance with the provisions of the Securities Act of 1933 or any other applicable law or regulations, and the Company shall make prompt application for the listing of option shares on such stock exchange, again at the expense of the Company.

     9. DILUTION OR OTHER AGREEMENT. In the event that additional shares of Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock reserved for the purpose of this Plan shall be increased by the same proportion. In the event that the shares of Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock reserved for the purposes of the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Code, or some similar section, then the total purchase price of the shares covered by each outstanding option shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of Stock of the Company, immediately following the distribution, bears to the aggregate of the fair market value at such time of a share of the Stock of the Company and the stock distributed in respect thereof. All such adjustments shall be made by the Committee, whose determination upon the same shall be final and binding upon the optionees. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section 11 shall be eliminated from the respective option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional stock or other securities.

     10. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Committee may amend, suspend, or discontinue this Plan at any time without restriction; provided, however, that the Committee may not alter, amend, or discontinue or revoke or otherwise impair any outstanding option which has been granted pursuant to this Plan and which remains unexercised (except as may be required to make the adjustments referred to in Section 9 above or in the event that there is secured the written consent of the holders of the outstanding options proposed to be so altered or amended), or, without shareholder approval, (i) increase the number of shares which may be issued pursuant to the Plan (except as may be necessary merely to prevent the enlargement or dilution of rights which would occur were the change not made, such as in the case of a stock dividend or stock split), (ii) extend the period or periods during which options may be granted or exercised, (iii) change the class of Eligible Employees as to whom options may be granted or otherwise materially modify the requirements for eligibility for participation in the Plan, (iv) change the provision with respect to adjustments to be made upon changes in capitalization, (v) change the method as to the selection of the Committee (except as provided below), or (vi) materially increase the benefits accruing to participants in the Plan. (Nothing in this section, however, shall prevent

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the termination of an option which may be required, as
hereinabove provided by references made to termination of employment of an optionee.) The Committee shall be entitled to amend this Plan by the deletion of the prohibition against the issuance of Incentive Stock Options that would cause an Eligible Employee to own options that are first exercisable in any year as to Stock having a fair market value of greater than $100,000, but only provided the requirement that such a provision be included in incentive stock option plans is deleted by amendment to section 422 of the Code. The Board of Directors of the Company may also terminate or suspend this Plan or vest the administration of the Plan in persons other than the Committee provided one member of any body that is vested with the power to administer this plan shall be a member of the Board of Directors of the Company and all members of such body shall be "disinterested persons." In the event that the authority to administer the Plan is vested in any body other than the Committee, the references herein to the Committee shall be considered to be references to that body.

     11. COMPANY'S RIGHT TO TERMINATE EMPLOYEES NOT IMPAIRED. Notwithstanding the provisions of this Plan or the provisions of options granted pursuant to this Plan, the right of the Company (or its Parent or any Subsidiary) to terminate any employee shall not be in any manner affected or impaired by the adoption of this Plan or by the grant of options pursuant to this Plan.

     12. LIQUIDATION OF THE COMPANY. In the event of the complete liquidation or dissolution of the Company, any options granted pursuant to this Plan remaining unexercised shall be deemed cancelled, without regard to or limitation by any other provisions of this Plan.

     13. SHAREHOLDER APPROVAL. This Plan shall be submitted to a meeting of the shareholders of the Company, either at the regular annual meeting thereof or at a special meeting called for the purpose of the consideration of this Plan, and this Plan shall not become effective unless its adoption is approved by the shareholders of the Company within twelve (12) months of its adoption by the Board of Directors of the Company. Upon approval by the shareholders, this Plan shall take effect without further action by the Company, provided such approval is obtained within twelve (12) months of the adoption of this Plan by the Board.

     14. CHANGE IN CONTROL. The following acceleration and valuation provisions shall apply in the event of a Change in Control notwithstanding other provisions of the Plan or any provisions of any applicable agreement to the contrary:

     (a)  In the event of a Change in Control:

          (i) any Stock Option awarded under the Plan not previously exercisable in full shall become fully exercisable; and

          (ii) any Participant holding a Stock Option who is terminated by the Company or any Subsidiary for any reason within the two year period immediately following a Change in Control shall be permitted to exercise any Stock Option after such termination of employment at any time (x) within the three month period commencing on the later of the date of termination of his or her employment or the date on which such Stock Option would first be exercisable in accordance with the terms of the Plan had such termination not occurred or (y) until the stated term of such Stock Option, whichever period is shorter.

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     (b)  For purposes of the Plan, "Change in Control" shall
mean a Change in Control of the Company which shall be deemed to have occurred if:

          (i) any Person (as defined in this Section 15) is or becomes the Beneficial Owner (as defined in this Section 15) of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities (unless (A) such Person is the Beneficial Owner of 25% or more of such securities as of January 26, 1995 or
     (B) the event causing the 25% threshold to be crossed is an acquisition of securities directly from the Company);

          (ii) during any period of two consecutive years beginning after January 26, 1995, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board;

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or of any Subsidiary of the Company or such surviving entity, at least 75% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation); or

          (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (c) For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Company, any Subsidiary or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any Subsidiary, or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

     (d) For purposes of the definition of Change of Control, a Person shall be deemed the "Beneficial Owner" of any securities which such Person, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance

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with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder; in either case described in clause (x) or clause (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     15. QUALIFICATION OF OPTIONS ISSUED UNDER THIS PLAN AS INCENTIVE STOCK OPTIONS. It is the intention of the Company that those options that are issued pursuant to this Plan that are designated as Incentive Stock Options shall constitute "incentive stock options" within the meaning of section 422 of the Code. However, in the event that any option granted hereunder does not constitute an "incentive stock option" within the meaning of section 422 of the Code for any reason whatsoever, none of the Company, its shareholders, directors, officers or employees, shall be under any obligation to any person. If the characterization of any option as an "incentive stock option" within the meaning of section 422 of the Code is challenged by the Internal Revenue Service, the Company may, but shall not be required to, pay the reasonable legal and accounting expenses incurred in an attempt to establish the characterization of the options issued under this Plan as "incentive stock options" within the meaning of section 422 of the Code. In all events, however, the Company shall make available to any optionee such factual information which is reasonably necessary to establish the characterization of the options for federal income tax purposes.

     It is intended that any option granted under this Plan that is not specifically designated as an "incentive stock option" shall not constitute an incentive stock option.

     16. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on the date it is approved by the shareholders of the Company.

     17. TERM OF THE PLAN. Options may be issued pursuant to this Plan from the date of its approval by the shareholders of the Company until the earlier of (i) its termination by action of the Board or (ii) ten years from the earlier of the date of adoption of this Plan by the Board or its approval by the shareholders of the Company.


                                9